UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): February 25, 2004

                             ERIE INDEMNITY COMPANY
               (Exact name of registrant as specified in its charter)

           PENNSYLVANIA                   0-24000                 25-0466020
  -------------------------------       -------------        -------------------
  (State or other jurisdiction of       (Commission         (I.R.S. Employer
   incorporation)                        File Number)        Identification No.)


100 Erie Insurance Place, Erie, Pennsylvania                      16530
--------------------------------------------                ----------------
  (Address of principal executive offices)                     (Zip Code)

          Registrant's telephone number, including area code (814) 870-2000

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Item 12. Results of Operations and Financial Condition

On February 25, 2004, Erie Indemnity Company issued a press release announcing financial results for the quarter and year ended December 31, 2003. A copy of this press release is attached hereto and is incorporated herein by reference as
Exhibit 99.1.

On February 26, 2004 at 10 a.m. Erie Indemnity Company will hold a telephone conference call that will be webcast and that is complimentary to the press release announcing financial results for the quarter and year ended December 31, 2003.

Exhibit Number        Description
--------------        -----------
99.1                  Press release dated February 25, 2004

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    ERIE INDEMNITY COMPANY


                                    Erie Indemnity Company
                                ------------------------------
                                       (Registrant)

Date: February 25, 2004            /s/ Philip A. Garcia
                                -------------------------------
                              (Philip A. Garcia, Executive Vice President & CFO)

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